PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

NOTE 8. PROPERTY AND EQUIPMENT

The following table presents the balances of property and equipment by type:

	December 31,
(Dollars in millions)	2021	2020
Information technology equipment	$7,847	$10,005
Buildings and leasehold improvements	2,869	2,968
Office and other equipment	397	346
Land and land improvements	72	149
Property and equipment, gross	$11,185	$13,468
Less: Accumulated depreciation	8,261	9,478
Property and equipment, net	$2,923	$3,991

Depreciation of property and equipment was $1.30 billion, $1.45 billion and $1.47 billion for the years ended December 31, 2021, 2020 and 2019, respectively.

During the year ended December 31, 2021, the Company disposed of certain property and equipment with net book value of approximately $200 million. Additionally, the decrease in net property and equipment in 2021 was attributable to depreciation outpacing capital expenditures and the final transfer of assets from our former Parent at Separation. In the 2020 period, the Company’s property and equipment balance was based on an allocation of IBM’s balances depending on the type of asset. Information technology equipment balances relating to assets specifically utilized by the Company were fully allocated to the Company. Leasehold improvements associated with leases attributed to Kyndryl were fully allocated to the Company. The remaining asset balances representing assets associated with space (land, buildings, and office and other equipment in the space) were allocated based on the percentage of space utilized. The 2020 basis of presentation prior to Separation assumed a greater basis of assets attributable to Kyndryl as compared to the assets ultimately transferred, and the transfer was recorded as a non-cash distribution within the net parent investment at Separation.